UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2013

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1 IMATION WAY OAKDALE, MINNESOTA	55128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective as of February 11, 2013, the Company amended the Rights Agreement dated as of June 21, 2006, between the Company and Wells Fargo National Association, as Rights Agent, as amended (the “Rights Agreement”). The Third Amendment to Rights Agreement (the “Amendment”) was approved by the Company's Board of Directors on February 8, 2013, and executed on February 11, 2013.

The Amendment changes the “final expiration date” in Section 7(a) of the Rights Agreement from July 1, 2016 to February 11, 2013, effectively terminating the Rights Agreement.

The changes described above are qualified in their entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

See Item 1.01 for a description of the termination of the Rights Agreement dated as of June 21, 2006, between the Company and Wells Fargo National Association, as Rights Agent, as amended.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e) On February 8, 2013, the Board of Directors approved the design and categories of financial performance targets for the Company for its 2013 Annual Bonus Plan. The payout of bonuses for executive officers who are not business unit leaders will be derived through achievement of certain levels of board approved performance targets for liquidity and EBITDA.  The payout of bonuses for executive officers who are also business unit leaders will be derived through a combination of achievement of both the plan for other executive officers and a business unit plan, which is based on achievement of days of inventory supply, direct operating income and revenue.  If a bonus is payable, it may be adjusted up or down (+/-10%) based on achievement of individual performance objectives.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On February 8, 2013, the Board of Directors approved amendments to Article III, Section 2 of the Company’s Bylaws to change the vote standard for the election of directors from plurality to a majority of votes cast in uncontested elections. A majority of votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will be a plurality. In addition, if a nominee who already serves as a director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision.

The changes described above are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Amended and Restated Bylaws of Imation Corp.

4.1	Third Amendment to Rights Agreement, dated as of February 11, 2013 (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form 8-A/A filed on February 13, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp.
(REGISTRANT)

Date:	February 13, 2013	By:	/s/ Paul R. Zeller
Paul R. Zeller
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Imation Corp.

4.1	Third Amendment to Rights Agreement, dated as of February 11, 2013 (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form 8-A/A filed on February 13, 2013).

4